EX-16.1 ACCOUNTANTS LETTER

Exhibit 16.1

Patrick Rodgers, CPA, PA

300 East Citrus Street

Altamonte Springs, Florida 32701

March 14, 2014

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Ladies and Gentlemen:

I have read Item 4.01 of Form 8-K dated March 14, 2014 of Puissant Industries, Inc. and I am in agreement with such  statements, insofar as they apply to Patrick Rodgers, CPA, PA.

Sincerely,

/s/ Patrick Rodgers, CPA, PA

_____________________________

Patrick Rodgers, CPA, PA

Altamonte Springs, Florida